UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ________________________________________________

FORM 8-K
 ________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2024
 ________________________________________________
QUANEX BUILDING PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
945 Bunker Hill Road, Suite 900, Houston, Texas 77024
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (713) 961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 27, 2024, Quanex Building Products Corporation (the “Company”) held its Annual Meeting of Stockholders, pursuant to notice and proxy mailed on or about January 25, 2024, to the Company’s stockholders of record as of January 8, 2024. There were 33,103,593 shares of common stock entitled to vote at the meeting, and a total of 31,118,809.714 shares were represented at the meeting in person or by proxy.
At the Annual Meeting, seven directors were elected for terms expiring at the Company’s 2025 Annual Meeting, with the following tabulation of votes for each nominee:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Susan F. Davis	23,887,419.128	5,201,959.181	1,442,251.405	587,180	82.12%
Bradley E. Hughes	29,014,780.364	1,512,297.507	4,551.843	587,180	95.05%
Jason D. Lippert	29,003,825.990	1,524,179.108	3,624.616	587,180	95.01%
Donald R. Maier	28,917,805.390	1,610,032.734	3,791.590	587,180	94.73%
Curtis M. Stevens	28,456,378.904	2,070,880.194	4,370.616	587,180	93.22%
William E. Waltz, Jr.	28,989,030.525	1,538,228.573	4,370.616	587,180	94.96%
George L. Wilson	29,841,853.924	547,958.174	141,817.616	587,180	98.20%
*Excludes Abstentions and Broker Non-Votes
In addition to the election of directors, stockholders at the Annual Meeting took the following actions:
•Provided an advisory “say on pay” vote approving the compensation of the Company’s named executive officers;
•Ratified the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending October 31, 2024;
The tabulation of votes for the “say on pay” and auditor ratification proposals is set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Advisory Vote to Approve Named Executive Officer Compensation	28,799,694.277	1,694,200.106	37,735.331	587,180	94.44%
Ratification of Company’s Independent Auditor	30,826,462.690	258,036.713	34,310.311	-	99.17%
	*Excludes Abstentions and Broker Non-Votes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
/s/ Paul B. Cornett
Date: March 1, 2024	Paul B. Cornett Senior Vice President – General Counsel and Secretary